Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF

JACKSONVILLE DIVISION

IN RE:	}	CASE NUMBER: 07-04295-JAF
}
NetBank, Inc.	}
	}	JUDGE: Jerry A. Funk
}
DEBTOR.	}	CHAPTER 11

DEBTOR’S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM March 1. 2008 TO March 31, 2008

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Alan M. Weiss
Attorney for Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:
c/o GGG, Inc. 333 Sandy Springs Circle, Suite 106 Atlanta, GA 30328 (404) 256-4555	Holland & Knight, LLP 50 North Laura Street, Suite 3900 Jacksonville, FL 32202(904) 353-2000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)                                      Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)                                      Initial Filing Requirements

3)                                      Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING March 1, 2008 AND ENDING March 31, 2008

Name of Debtor: NetBank, Inc.	Case Number: 07-04295-JAF
Date of Petition: September 28th, 2007

				CUMULATIVE
			CURRENT	PETITION TO
			MONTH	DATE
1	FUNDS AT BEGINNING OF PERIOD:		$6,265,363.47
2	RECEIPTS:
	A.	Cash Sales
		Minus: Cash Refunds
		Net Cash Sales
	B.	Accounts Receivable
	C.	Other Receipts (See MOR 3)	$11,172.86	$3,676,767.73
		(if you have rental income you must attach a rent roll)
3	TOTAL RECEIPTS (Lines 2A+2B+2C)		$11,172.86	$3,676,767.73
4	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1+ Line 3)		$6,276,536.33

5	DISBURSEMENTS
	A.	Advertising
	B.	Bank Charges		$222.65
	C.	Contract Labor	$6,540.00	$16,150.00
	D.	Fixed Asset Payments (not incl. in “N”)
	E.	Insurance		$10,326.10
	F.	Inventory Payments (See Attach 2)
	G.	Leases
	H.	Manufacturing Supplies
	I.	Office Supplies	$13,263.42	$17,811.26
	J.	Payroll - Net (See Attachment 4B)		$64,626.96
	K.	Professional Fees (Accounting and Legal)	$192,613.85	$863,762.15
	L.	Rent	$—	$8,358.90
	M.	Repairs & Maintenance	$—	$80.00
	N.	Secured Creditor Payments (See Attach. 2)
	O.	Taxes paid - Payroll (See Attachment 4C)		$20,320.52
	P.	Taxes paid - Sales & Use (See Attachment 4C)
	Q.	Taxes paid - Other (See Attachment 4C)	$771.00	$32,511.36
	R.	Telephone
	S.	Travel & Entertainment		$310.09
	Y.	U.S. Trustee Quarterly Fees	$—	$5,125.00
	U.	Utilities	$516.81	$3,846.95
	V.	Vehicle Expenses		$—
	W.	Other Operating Expenses (See MOR-3)		$260.22
6	TOTAL DISBURSEMENTS (Sum 5A thru W)		$213,705.08	$1,043,712.16
7	ENDING BALANCE (Line 4 Minus Line 6)		$6,062,831.25

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 7th day of April, 2008.

/s/ James P. Gross

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b) This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c) These two amounts will always be the same if form is completed correctly.

MOR-2

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Counter Deposits	$2,682.71	$9,789.54
Sale of Interest Owned by Market Street Partners		$400,210.87
Cash from Deferred Compensation Plan		$1,248,501.36
Interest	$7,407.15	$47,848.67
Tax Refund	$1,083.00	$707,971.89
Sale of assets in Jacksonville		$10,150.00
Other Refunds		$152,295.40
Sale of Real Estate		$1,100,000.00
	$11,172.86	$3,676,767.73

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS	$0.00	$262.22

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement

MOR-3